UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 6th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 9, 2016, QuinStreet, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for its first quarter ended September 30, 2016. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On November 9, 2016, the Company announced a corporate restructuring and other steps to accelerate margin expansion, grow cash flow, and increase shareholder value. The restructuring will reduce fixed costs by approximately $17 million annually and includes a reduction in personnel costs of approximately 25%. The Company also expects to incur a one-time restructuring charge in the range of $ 2.5 million to $3.5 million in the December quarter.

The restructuring includes a reorganization that streamlines operations and increases focus on key growth products and client verticals. As part of the reorganization, the leadership of the Company’s Education and Business-to-Business technology verticals has been changed, and all Financial Services verticals have been consolidated under the successful Insurance leadership team.

The Company currently expects the restructuring to be substantially completed by the end of the three months ended December 31, 2016.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding the expected timing to complete the corporate restructuring, percentage of employees included in the corporate restructuring, and associated restructuring costs of the corporate restructuring. These forward-looking statements are inherently subject to various risks and uncertainties that could cause actual results to differ materially from the statements made, including the Company’s ability to accurately estimate the restructuring charges associated with and the time required to implement and complete the corporate restructuring; potential changes to accounting standards and interpretations; and changes in laws and regulations. More information about potential factors that could affect these forward-looking statements are contained in the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit Number	Description

99.1	Press release dated November 9, 2016 titled “QuinStreet Reports Q1 Financial Results and Corporate Restructuring”

The information contained in Items 2.02 and 9.01 (including the exhibit furnished in this report) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: November 9, 2016	By:	/s/ Martin J. Collins
Martin J. Collins
General Counsel, Chief Compliance Officer and Senior Vice President

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated November 9, 2016 titled “QuinStreet Reports Q1 Financial Results and Corporate Restructuring”

The information contained in Items 2.02 and 9.01 (including the exhibit furnished in this report) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.